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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

--------------------------------------------------------------------------------



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): November 5, 2001



                                 AMEDISYS, INC.
                                 --------------
               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
                                    --------
                         (State or Other Jurisdiction of
                         Incorporation or Organization)


          0-24260                                       11-3131700
          --------                                      ----------
   (Commission File Number)                (I.R.S. Employer Identification No.)


                11100 Mead Road, Suite 300, Baton Rouge, LA 70816
                -------------------------------------------------
           (Address of principal executive offices including zip code)


                                 (225) 292-2031
                                 --------------
              (Registrant's telephone number, including area code)



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ITEM 5. OTHER EVENTS

         On November 5, 2001, Amedisys, Inc., "the Company", issued a press release attached hereto as Exhibit 99.1 to announce third quarter operating results and that it will host a conference call at 11:00 a.m. EST that same day.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Business Acquired.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibit No.

                                                                                    Page
                  99.1 (i)Press Release dated November 5, 2001 announcing third quarter operating results and that the Company will host a conference call at 11:00 a.m. EST that same
                  day................................................................A-1

                  (i) Filed herewith.






                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMEDISYS, INC.

By:  /s/ John M. Joffrion
   ----------------------------------------

John M. Joffrion
Senior Vice President of Finance
Principal Accounting and Financial Officer


DATE: November 5, 2001



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                                  EXHIBIT INDEX


EXHIBIT
NUMBER   DESCRIPTION                                                              PAGE
------   -----------                                                              ----
99.1     (i)Press Release dated November 5, 2001 announcing third quarter operating results and that the Company will host a conference call at
         11:00 a.m. EST that same
         day........................................................................A-1

         (i) Filed herewith.